UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

EOS ENERGY ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Park Avenue

Edison, New Jersey 08820

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 225-8400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

On June 30, 2026, Eos Energy Enterprises Inc. (the “Company”) entered into a binding amended and restated term sheet (the “A&R Term Sheet”) with CCM Frontier JV Holdco, LLC, an affiliate of Cerberus Capital Management, L.P. (“CCM Frontier”), and HBC MSF Capital Solutions Blocker II LLC, an affiliate of Hudson Bay Capital Management LP (“HBC”), which provides for upon the closing of the transactions contemplated by the A&R Term Sheet, the formation of a joint venture among the Company, CCM Frontier and HBC through Frontier Power USA Parent, LLC, a Delaware limited liability company (the “JV Company”). CCM Frontier, HBC and the Company expect to enter into definitive written agreements with respect to the transactions contemplated by the A&R Term Sheet prior to the closing of such transactions. The A&R Term Sheet amends and restates the binding term sheet, dated as of May 12, 2026, among the Company, CCM Frontier and certain other parties.

Equity Ownership

At or prior to the closing of the transactions contemplated by the A&R Term Sheet, CCM Frontier (or its applicable designated affiliate) is expected to (a) receive 50,000,001 Class A-1 Units of the JV Company (“Class A-1 Units”) as founder’s equity in consideration for the contracts, contacts, investment opportunities, subject matter expertise and other going concern value with respect to the frontier power platform developed by affiliates of CCM Frontier (the “Pre-Closing Contribution”), (b) contribute $100 million (the “Initial Class A-2 Contribution”) to the JV Company (a portion of which may be contributed and utilized prior to the closing, including for purposes of the payment of the deposit under a capacity reservation agreement between the Company and the JV Company) in exchange for 100,000,000 Class A-2 Units of the JV Company (“Class A-2 Units” and, together with the Class A-1 Units, the “Class A Units”), at a price of $1.00 per Class A-2 Unit, and (c) receive the CCM Warrant (as defined below).

At the closing of the transactions contemplated by the A&R Term Sheet, the Company is expected to, directly or indirectly, contribute an amount equal to the sum of (a) the net proceeds raised from HBC in a registered direct offering (the “Registered Direct Offering”) and (b) the net proceeds raised pursuant to a rights offering described below (the “Initial Class B Contribution”) to the JV Company in exchange for a number of Class B Units of the JV Company (“Class B Units”) at a price of $1.00 per Class B Unit.

At the closing of the transactions contemplated by the A&R Term Sheet, the Company is expected to, directly or indirectly, contribute an amount equal to the sum of (a) the net proceeds raised from HBC in a registered direct offering (the “Registered Direct Offering”) and (b) the net proceeds raised pursuant to a rights offering described below (the “Initial Class B Contribution”) to the JV Company in exchange for a number of Class B Units of the JV Company (“Class B Units”) at a price of $1.00 per Class B Unit.

At the closing of the transactions contemplated by the A&R Term Sheet, HBC (or investment funds managed by HBC or its affiliates) is expected to (a) contribute $50 million (the “Initial Class C Contribution”) to the JV Company in exchange for 50,000,000 Class C Units (“Class C Units” and, together with the Class A Units and the Class B Units, the “Preferred Units”), at a price of $1.00 per Class C Unit, and (b) receive the HBC Warrant (as defined below).

Closing Conditions

CCM Frontier’s, HBC’s and the Company’s obligations to complete the transactions and consummate the closing contemplated by the A&R Term Sheet are subject to the following conditions: (a) completion of a rights offering described below; (b) Department of Energy consent to the transactions contemplated by the A&R Term Sheet; and (c) the execution and delivery of a Commercial Framework Guidelines (in a form to be mutually and reasonably agreed by the Company and CCM Frontier).

Financing

The investment by the Company in the JV Company is expected to be partially financed by a rights offering to holders of Eos Common Shares and certain of its outstanding warrants as of a future record date (the “Rights Offering”). The Rights Offering will target a raise of $150 million, the proceeds of which are expected to be used by the Company to fund a portion of the Initial Class B Contribution, and the Rights Offering will not raise an amount in excess of $150 million without the prior written consent of CCM Frontier. The Company’s stockholders that participate in the Rights Offering (the “Rights Offering Participants”) are expected to receive units of the Company, with each whole unit entitling the holder to acquire (i) one Eos Common Share and (ii) 0.4388 of a warrant (each a “RO Warrant”) to purchase Eos Common Shares, for a subscription price of $5.481 per whole unit (“Units”) up to their pro rata entitlement (the “Basic Subscription Right”). Each whole warrant to purchase Eos Common Shares shall entitle the holder to purchase one Eos Common Share at an exercise price of $5.481 per whole Eos Common Share. Rights Offering Participants that have fully exercised their Basic Subscription Right may also exercise an over-subscription right to purchase to purchase additional Units to the extent any remain unsubscribed.

The mechanics, sequencing and legal structure of the Rights Offering (including (without limitation) with respect to issued warrants) is to be separately documented, and remains subject to, among other things, certain consents, applicable securities laws and Nasdaq requirements.

The RO Warrants are expected to expire on the 10 year anniversary of the closing of the transactions contemplated by the A&R Term Sheet. The RO Warrants are expected to be exercisable on a cashless basis.

Cerberus Warrants

In consideration for the Initial Class A-2 Contribution, the Company is expected to issue to CCM Frontier warrants to purchase 20,017,772 Eos Common Shares (the “CCM Warrant”). The exercise price for the CCM Warrant is expected to be $5.481 per Eos Common Share.

The CCM Warrant is expected to expire on the 10-year anniversary of the closing of the transactions contemplated by the A&R Term Sheet.

The CCM Warrant is expected to be exercisable for cash or on a cashless basis. The CCM Warrant is expected to be exercisable upon surrender of the CCM Warrant, together with a notice of exercise, to the Company. Promptly after CCM Frontier exercises the CCM Warrant and, if applicable, the Company receives payment for the shares issuable upon such exercise, the Company will deliver to CCM Frontier certificates or book-entries for the shares acquired and, if the CCM Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing a warrant to purchase the shares not yet acquired. If, upon exercise of the CCM Warrant, CCM Frontier would be entitled to receive a fractional interest in a share, the Company will, round down to the next whole share.

The CCM Warrant is expected to be issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and, along with the shares of common stock underlying the CCM Warrant, not to be registered under the Act, or applicable state securities laws. The shares underlying the CCM Warrant are expected to be subject to customary registration rights, and after issuance may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

HBC Warrants

In consideration for the Initial Class C Contribution, the Company is expected to issue to HBC warrants to purchase 10,008,886 Eos Common Shares (the “HBC Warrant”). The exercise price for the HBC Warrant is expected to be $5.481 per Eos Common Share.

The HBC Warrant is expected to expire on the 10-year anniversary of the closing of the transactions contemplated by the A&R Term Sheet.

The HBC Warrant is expected to be exercisable for cash or on a cashless basis. The HBC Warrant is expected to be exercisable upon surrender of the HBC Warrant, together with a notice of exercise, to the Company. Promptly after HBC exercises the HBC Warrant and, if applicable, the Company receives payment for the shares issuable upon such exercise, the Company will deliver to HBC certificates or book-entries for the shares acquired and, if the HBC Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing a warrant to purchase the shares not yet acquired. If, upon exercise of the HBC Warrant, HBC would be entitled to receive a fractional interest in a share, the Company will round down to the next whole share.

The HBC Warrant is expected to be issued in a private placement under Section 4(a)(2) of the Act, and, along with the shares of common stock underlying the HBC Warrant, not to be registered under the Act, or applicable state securities laws. The shares underlying the HBC Warrant are expected to be subject to customary registration rights, and after issuance may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

HBC Exchange Right

For so long as HBC holds the Class C Units, the Class C Units are expected to be exchangeable into Eos Common Shares based on $1.00 per unit as set forth below.

Prior to December 31, 2026, HBC is expected to have the right to exchange the Class C Units into Eos Common Shares as follows: up to 50% of the Class C Units can be exchanged into Eos Common Shares using a $15.00 price per share; up to 75% of the Class C Units can be exchanged into Eos Common Shares using a $17.50 price per share; and up to 100% of the Class C Units can be exchanged into Eos Common Shares using a $20 price per share, provided that the foregoing exchange prices are subject to customary adjustments for stock splits, dividends, distributions, recapitalizations, consolidations, mergers and other similar events.

From and after December 31, 2026, HBC is expected to have the right to exchange all or any portion of the Class C Units into Eos Common Shares using a price per share equal to the final pricing of the Rights Offering, subject to customary adjustments for stock splits, dividends, distributions, recapitalizations, consolidations, mergers and other similar events.

Upon the occurrence of certain events, including any voluntary or involuntary bankruptcy, change of control, liquidation, dissolution or winding up of the JV Company, HBC is expected to have the right to exchange all or any portion of the Class C Units into Eos Common Shares using a price per share equal to the final pricing of the Rights Offering, subject to customary adjustments for stock splits, dividends, distributions, recapitalizations, consolidations, mergers and other similar event.

In the event that any other investor in the JV Company has or is issued or granted a right to exchange, amend or restructure its investment in the JV Company for EOS Common Stock on more favorable terms, including an earlier timeline, HBC will receive the same rights.

The Company is expected to file a resale registration statement covering the Eos Common Shares issuable upon exchange of the Class C Units with the U.S. Securities and Exchange Commission within 30 days of the closing of the transactions contemplated by the A&R Term Sheet.  The Company will use its best efforts to have the registration statement declared effective within 60 days after the closing of the transactions contemplated by the A&R Term Sheet.

Governance

The JV Company will be managed by a board of managers that will initially include seven members, four of which will be appointed by CCM Frontier and up to three of which will be appointed by the Company (subject to the Company maintaining certain ownership thresholds in the JV Company). The board of managers will have full and exclusive power to conduct and exercise control over the activities of the Company, subject to certain reserved and fundamental matters that will require the consent of a manager appointed by the Company or the Company, as applicable (so long as the Company maintains certain ownership thresholds in the JV Company).

Day to day oversight of the JV Company’s development projects will be delegated to and performed by an appointee of CCM Frontier, which is initially anticipated to be an affiliate of CCM Frontier, pursuant to a management services agreement on customary terms and conditions to be agreed to by CCM Frontier and the Company.

Distributions

In the event of a liquidation of the JV Company, distributions will be made as follows: (a) first to CCM Frontier and HBC until they have received a return of their invested capital (excluding, with respect to CCM Frontier, the Pre-Closing Contribution), (b) second to the Company until it has received a return of its invested capital, (c) third to CCM Frontier until it has received a return of the Pre-Closing Contribution, (d) fourth, to CCM Frontier, the Company and HBC pro rata until they have received a pre-tax IRR of 10% compounded quarterly on invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution), (e) fifth to the holders of (i) Preferred Units pro rata and (ii) any incentive units in accordance with any management incentive plan adopted by the JV Company. Amounts previously distributed to the holders of Preferred Units and incentive units other than in a liquidation of the JV Company will be credited against amounts that would otherwise be distributable to the holders of Preferred Units and incentive units in a liquidation of the Company.

Distributions of available cash by the JV Company other than in a liquidation will be made as follows: (a) first to CCM Frontier, HBC and the Company pro rata (based on number of Preferred Units held) until they have received (i) a return of their invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution) and (ii) a pre-tax IRR of 10% (compounded quarterly) on such invested capital (which shall include, for the avoidance of doubt, in respect of CCM Frontier the Pre-Closing Contribution and the Initial Class A-2 Contribution), and (b) second to the holders of (i) Preferred Units pro rata and (ii) any incentive units in accordance with any management incentive plan adopted by the JV Company.

Transfers

Subject to HBC’s exchange right, CCM Frontier, HBC and the Company will not be permitted to transfer their respective Preferred Units in the JV Company prior to the third anniversary of the closing of the transactions contemplated by the A&R Term Sheet, except for certain permitted transfers to affiliates. After the third anniversary of the closing, CCM Frontier, HBC and the Company will be permitted to transfer their respective Preferred Units, subject to a right of first offer in favor of the non-transferring party.

Item 8.01. Other Events.

Second Limited Consent to DOE Loan Agreement

On June 26, 2026, the Company entered into a limited consent (the “Second DOE Limited Consent”) to its Loan Guarantee Agreement, dated November 26, 2024, as amended by that certain Amendment to Loan Guarantee Agreement, dated as of March 25, 2025, and as further amended by that certain Second Amendment to Loan Guarantee Agreement, dated as of February 13, 2026, by and between the Company and the United States Department of Energy, an agency of the United States of America (the “DOE”), which, among other things, provided the DOE’s consent to (1) the offering of Common Stock by the Company, together with any increase thereto pursuant to oversubscription privileges, backstop arrangements, or other customary offering mechanics, (2) the issuance of the securities and rights in connection with such offerings, (3) the issuance of the warrants in connection with the Frontier Transaction, (4) the issuance of any Common Stock upon exercise of such warrants, (5) the use of proceeds from the offerings towards the Frontier Transaction, and (6) the Company’s entry into the documentation necessary to effect the foregoing.

Third Limited Consent to DOE Loan Agreement

On June 29, 2026, the Company entered into a limited consent (the “Third DOE Limited Consent”) to its Loan Guarantee Agreement, dated November 26, 2024, as amended by that certain Amendment to Loan Guarantee Agreement, dated as of March 25, 2025, and as further amended by that certain Second Amendment to Loan Guarantee Agreement, dated as of February 13, 2026, by and between the Company and the DOE, which, among other things, provided the DOE’s consent to (1) the offering of Common Stock by the Company, together with any increase thereto pursuant to customary offering mechanics, (2) the issuance of securities in connection with such offering, (3) the issuance of warrants, (4) the issuance of any Common Stock upon exercise of such warrants or the exercise of exchange rights, (5) the use of proceeds from the offerings towards the Frontier Transaction, and (6) the Company’s entry into the documentation necessary to effect the foregoing.

CCM Consent

On June 29, 2026, the Company entered into a Consent (the “Consent”) with CCM Denali Debt Holdings, LP (the “CCM Lender”), related to that certain Credit and Guaranty Agreement (as amended, the “Credit Agreement”) between the Company, CCM Lender and Cerberus US Servicing, LLC as Administrative Agent, pursuant to which CCM Lender consented to the transactions (the “Frontier Transactions”) contemplated by the A&R Term Sheet, the issuance of all securities contemplated by the Frontier Transactions, and the entry into and performance of the documents related to the Frontier Transactions and the CCM Lender acknowledged and agreed that the Frontier Transactions and the related documents shall be deemed to be permitted under the Credit Agreement.

Forward-Looking Statements and Important Information

Except for the historical information contained herein, the matters set forth herein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the proposed transactions and the timing and terms thereof. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our ability to obtain stockholder approval of an increase to our authorized common stock and to satisfy the other conditions necessary to consummate the Proposed Transactions (as defined below); our ability to complete a rights offering to raise funds for purposes of capitalizing JV Company; risks associated with the joint venture, including the risk that the joint venture will not be completed on the anticipated terms if at all; risks associated with the credit agreement with Cerberus, including risks of default, and dilution of outstanding common stock; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to us pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties indicated.

The forward-looking statements contained herein are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained herein.

Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

This report includes information about a proposed series of transactions, including the formation of a joint venture between us, CCM Frontier and HBC, an investment by CCM Frontier of $100 million in JV Company, an investment by HBC of $50 million in JV Company, a contemplated rights offering by us to fund our investment in JV Company, and certain commercial arrangements to be entered into between us and JV Company (collectively, the “Proposed Transactions”). We and CCM Frontier have entered into a binding term sheet with respect to the Proposed Transactions. However, the completion of the Proposed Transactions remains subject to a number of conditions and uncertainties, including completion of the contemplated rights offering, the receipt of required third party-approvals, including the approval of the Department of Energy, the negotiations and entry into definitive agreements for the Proposed Transactions and the negotiation of certain terms of the Proposed Transactions. While we currently intend to take the actions within our control to complete the Proposed Transactions on the contemplated terms and timeline, there can be no assurances that the Proposed Transactions will be completed on the contemplated terms or timeline or that the Proposed Transactions will be completed at all.

This report shall not constitute an offer to sell, or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. There can be no assurance that the Company will launch a rights offering on the contemplated terms or at all.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026	EOS ENERGY ENTERPRISES, INC.

	By:	/s/ Alessandro Lagi
	Name:	Alessandro Lagi
	Title:	Chief Financial Officer